Exhibit 21.1

List of Subsidiaries of MQ Associates, Inc.	State of Incorporation

Anderson Diagnostic Imaging, Inc.	South Carolina
Asheville Open MRI, Inc.	North Carolina
BioImaging at Charlotte, Inc.	Tennessee
BioImaging of Cool Springs, Inc.	Tennessee
BioImaging at Harding, Inc.	Tennessee
Cabarrus Diagnostic Imaging, Inc.	North Carolina
Cape Fear Diagnostic Imaging, Inc.	North Carolina
Carolina Imaging, Inc. of Fayetteville	North Carolina
Chapel Hill Diagnostic Imaging, Inc.	North Carolina
Chattanooga Diagnostic Imaging, Inc.	Tennessee
Cape Fear Mobile Imaging, LLC	North Carolina
Dothan Diagnostic Imaging, Inc.	Alabama
Florida Diagnostic Imaging Center, Inc. f/k/a Open MRI of Pensacola, Inc.	Florida
Grove Diagnostic Imaging Center, Inc.	California
Illinois Diagnostic Imaging, Inc.	Illinois
Imaging Services of Alabama, Inc.	Alabama
Kansas Diagnostic Imaging, Inc.	Kansas
MRI & Imaging of Wisconsin, Inc. f/k/a Kenosha Diagnostic Imaging, Inc.	Wisconsin
Lexington Open MRI, Inc.	South Carolina
Mecklenburg Diagnostic Imaging, Inc. f/k/a Mecklenburg Open MRI, Inc.	North Carolina
MedQuest, Inc.	Delaware
Medical Scheduling of Missouri, LLC	Missouri
MedQuest Associates, Inc.	South Carolina
Missouri Imaging, Inc.	Missouri
Mobile Open MRI, Inc.	Alabama
Northeast Columbia Diagnostic Imaging, Inc.	South Carolina
Occupational Solutions, Inc.	Georgia
Carolinas Diagnostic Imaging, Inc. f/k/a Open MRI of the Carolinas, Inc.	South Carolina
Open MRI of Georgia, Inc.	Georgia
Open MRI & Imaging of Georgia, Inc.	Georgia
Open MRI & Imaging of Richmond, Inc.	Virginia
Palmetto Imaging, Inc. f/k/a MRI of Columbia, Inc.	South Carolina
Phoenix Diagnostic Imaging, Inc.	Arizona
Piedmont Imaging, Inc. (Forsyth) f/k/a Forsyth Imaging, Inc.	North Carolina
Piedmont Imaging, Inc. (Spartanburg) f/k/a Spartanburg Diagnostic Imaging, Inc.	South Carolina
South Carolina Diagnostic Imaging, Inc.	South Carolina
Sun View Holdings, Inc.	South Carolina
Texas Imaging Services of El Paso, Inc.	Texas
Triad Imaging, Inc.	North Carolina
Tyson’s Corner Diagnostic Imaging, Inc.	Virginia
Virginia Diagnostic Imaging, Inc.	Virginia
William S. Witt, Inc.	Tennessee
Athens MRI, LLC	Georgia
Bridgeton MRI and Imaging Center, LLC	Missouri
Brunswick Diagnostic Imaging, LLC	Georgia
Buckhead Diagnostic Imaging, LLC	Georgia
Cape Imaging, L.L.C.	Missouri
Carolina Medical Imaging, LLC	South Carolina
Coastal Imaging, L.L.C.	North Carolina
Clayton Open MRI, LLC	Missouri
Cumming Diagnostic Imaging, LLC	Georgia
Diagnostic Imaging of Atlanta, LLC	Georgia

List of Subsidiaries of MQ Associates, Inc.	State of Incorporation

Diagnostic Imaging of Georgia, LLC	Georgia
Diagnostic Imaging of Hiram, LLC	Georgia
Diagnostic Imaging of Marietta LLC	Georgia
Duluth Diagnostic Imaging, LLC	Georgia
Duluth CT Center, LLC	Georgia
Durham Diagnostic Imaging, LLC	North Carolina
East Cooper Diagnostic Imaging, LLC	South Carolina
Farmfield Diagnostic Imaging, LLC	South Carolina
Fort Mill Diagnostic Imaging, LLC	South Carolina
Hapeville Diagnostic Imaging, LLC	Georgia
Imaging Center of Central Georgia, LLC f/k/a Central Georgia Diagnostic Imaging, LLC	Georgia
Jacksonville Diagnostic Imaging, LLC	North Carolina
Kirkwood MRI and Imaging Center, LLC	Missouri
Midtown Diagnostic Imaging, LLC	Georgia
Montgomery Open MRI, LLC	Alabama
Birmingham Diagnostic Imaging, LLC f/k/a Norwood Diagnostic Imaging, LLC	Alabama
Open MRI & Imaging of Conyers, LLC	Georgia
Open MRI & Imaging of Albany, LLC	Georgia
Open MRI & Imaging of Athens, LLC	Georgia
Open MRI & Imaging of Douglasville, LLC	Georgia
Open MRI of Atlanta, LLC	Georgia
Open MRI of Central Georgia, LLC	Georgia
Open MRI & Imaging of DeKalb, LLC	Georgia
Open MRI & Imaging of North Fulton, LLC	Georgia
Open MRI & Imaging of Macon, LLC f/k/a Open MRI of Macon, LLC	Georgia
Open MRI of Myrtle Beach, LLC	South Carolina
Open MRI & Imaging of N.E. Georgia, LLC	Georgia
Open MRI & Imaging of Snellville, LLC	Georgia
Open MRI & Imaging of Florence, LLC	South Carolina
Open MRI of Simpsonville, LLC	South Carolina
Open MRI & Imaging of Richmond, LLC	Virginia
Richmond West End Diagnostic Imaging, LLC	Virginia
Simpsonville Open MRI, LLC	South Carolina
St. Peters MRI & Imaging Center, LLC	Missouri
Town & Country Open MRI, LLC	Missouri
Tricom Diagnostic Imaging, LLC	South Carolina
Vienna Diagnostic Imaging, Inc.	Virginia
West Ashley Diagnostic Imaging, LLC	South Carolina
West Paces Diagnostic Imaging, LLC	Georgia
Wisconsin Diagnostic Imaging, Inc.	Wisconsin
Woodstock Diagnostic Imaging, LLC	Georgia